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                                                            EXHIBIT 10(i)(a)(14)



                                    AGREEMENT

      THIS AGREEMENT (the "Agreement") is made this 7 day of August 1997, by and between MASTER MOLDERS, INC., a South Carolina corporation ("the Company"), and UNITED SHIELDS CORPORATION, a Colorado, corporation and its wholly owned subsidiary to be designated later ("USC").

      WHEREAS, USC desires to cause its wholly owned subsidiary to acquire the Business of Company in exchange for an aggregate total of 140,000 authorized but unissued restricted shares of the common stock, no par value, of USC (the "Common Stock") valued at $560,000 and cash in the amount of $840,000, for a total of $1,400,000 (the "Offer"); and

      WHEREAS, the parties will achieve the statutory merger contemplated hereunder through Company transferring all of its assets and liabilities, tangible and intangible, real and personal (the "Business"), to a subsidiary of USC (the "Subsidiary") in exchange for Common Stock of USC and other consideration, which the parties hereto intend to treat as a qualified reorganization under Internal Revenue Code ("IRC") Sections 368(a)(1)(A) and 368(a)(2)(D).

      NOW, THEREFORE, in consideration of the mutual promises, covenants, and representations contained herein, THE PARTIES HERETO AGREE AS FOLLOWS:

                                    ARTICLE 1

                                   THE MERGER

      1.1 ACQUISITION OF BUSINESS. For the consideration set forth below in
Section 1.9, USC shall acquire the Business of Company, which Business will be transferred at Closing directly by Company to a subsidiary of USC to be designated for that purpose.

      1.2 INTERIM MEASURES. During the period after execution of this Agreement and before Closing as provided in Article 7:

          (a) Company has elected treatment as a Small Business Corporation (Sub-S). The Company will calculate its earnings and profits for the period, beginning with the current fiscal year (January 1, 1997) through the date of Closing, consistent with the current principals and practices of the Company. Cash distributions equal to the earnings and profits for the period, January 1, 1997 through date of Closing, have or shall be made to the current shareholders of Company.


          (b) Company and USC shall have entered into a Management Contract simultaneously with execution of this Agreement that provides USC access to Company's financial data and authority over substantial expenditures and material management decisions. This Management Agreement will terminate on the Closing Date.

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      1.3 THE MERGER. In accordance with the general corporation law of the state of Subsidiary's organization, at the Effective Date, defined below, Company shall be merged with and into the Subsidiary. As a result of the Merger, the separate corporate existence of Company shall cease and the Subsidiary shall continue as the surviving corporation and shall succeed to and assume all of the rights and obligations of Company.

      1.4 CONSUMMATION OF MERGER. The Merger shall become effective, after Closing, when all state law merger requirements on the state of Subsidiary's organization have been met ("Effective Date").

      1.5 ARTICLES OF INCORPORATION; CODE OF REGULATIONS. The Articles of Incorporation and Code of Regulations of the Subsidiary shall be restated in their entirety as attached to the Certificate of Merger and shall continue in effect until amended as provided therein and by law.

      1.6 CANCELLATION OF STOCK. As of the Effective Date of the Merger, all common stock of Company shall automatically be canceled and retired and shall cease to exist. Each holder of a certificate representing shares of such common stock of Company shall cease to have any rights with respect thereto, except the right to receive such holder's appropriate portion of USC Common Stock set forth in Section 1.9.

      1.7 TREASURY STOCK. Each share of common stock held in the treasury of Company shall be canceled and extinguished at the Effective Date without any conversion thereof and no payment shall be made with respect thereto.

      1.8 WARRANTS AND OTHER SECURITIES. All warrants, options, phantom stock, convertible securities or any other rights to acquire shares of common stock of Company, if any such rights exist, shall be canceled and extinguished at the Effective Date without any conversion thereof and no payment shall be made with respect thereto.

      1.9 CONSIDERATION. Subject to all of the terms and conditions of this Agreement, USC agrees to issue the pro rata number of shares of USC's Common Stock, 140,000 in the aggregate directly to participating shareholders of Company upon execution of this Agreement. Additionally, USC will pay directly to the participating shareholders of Company their pro rata portion of a total of $840,000 cash; $25,000 upon execution of this Agreement and $815,000 at closing. The $25,000 cash payment and 140,000 shares of USC common stock are nonrefundable in the event of default by USC.

      1.10 EXEMPTION FROM REGISTRATION. The parties hereto intend that the Common Stock to be issued by USC to Company shareholders shall be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), pursuant to Section 4(2) of the Act and its rules and regulations.


      1.11 INVESTMENT INTENT. Prior to the consummation of the Offer, the shareholders of Company accepting the Offer shall execute Letters of Acceptance and such other documents relating to investment intent and investor status, restrictions on transferability and restrictive legends as shall satisfy counsel for USC that the statutory merger contemplated by this Agreement

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shall be exempt from the registration requirements of the Act and any applicable state blue sky laws.

                                    ARTICLE 2

                    REPRESENTATIONS AND WARRANTIES OF COMPANY

      Including the disclosures made on Schedule 2 which is attached hereto and incorporated herein by reference, Company hereby represents and warrants to USC that:

      2.1 ORGANIZATION. Company is a corporation duly organized, validly existing, and in good standing under the laws of South Carolina, has all necessary corporate powers to own its properties and to carry on its business as now owned and operated by it, and is duly qualified to do business and is in good standing in each of the jurisdictions where its business requires qualification.

      2.2 CAPITALIZATION. The authorized capital stock of Company consists of 100,000 shares of $0.00 (no) par value common stock, and -0- shares preferred stock, of which 1,000 common shares are currently issued and outstanding. All of the issued and outstanding shares of Company are duly authorized, validly issued, fully paid, and nonassessable. Other than disclosed on Schedule 2, there are no outstanding subscriptions, options, rights, warrants, debentures, instruments, convertible securities, or other agreements or commitments obligating Company to issue or to transfer from treasury any additional shares of its capital stock of any class.

      2.3 SUBSIDIARIES. Company owns the subsidiaries listed on Schedule 2 and no others.

      2.4 DIRECTORS AND OFFICERS. Schedule 2 contains the names and titles of all directors and officers of Company as of the date of this Agreement.

      2.5 DISPOSITION OF COMMON STOCK. There is no plan or intention by the shareholders of Company who own 1 percent or more of its stock, and to the best of the knowledge of the management of Company, there is no plan or intention on the part of the remaining shareholders of Company to sell, exchange or otherwise dispose of a number of shares of the Common Stock received in this transaction that would reduce the Company shareholders' ownership of USC stock to a number of shares having a value, as of the date of the transaction, of less than 40 percent of the value of all of the formerly outstanding stock of Company as of the same date. For the purposes of this representation, shares of Company stock exchanged for cash or other property or surrendered by dissenters will be treated as outstanding Company stock on the date of the transaction. Moreover, shares of Company stock and shares of USC stock held by Company shareholders and otherwise sold, redeemed, or disposed of prior or subsequent to the transaction will be considered in making this representation.

      2.6 NO INVESTMENT COMPANY. Company is not an investment company as defined in IRC Section 368(a)(2)(F)(iii) and (iv).

      2.7 NO COURT JURISDICTION. Company is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of IRC Section 368(a)(3)(A).

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      2.8 FINANCIAL STATEMENTS. Company has delivered to USC its balance sheets and related statements of income as of December 31, 1996 and 1995 (the "Financial Statements"). The Financial Statements are complete and correct in all material respects and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated. The Financial Statements accurately set out and describe the financial condition of the Company as of December 31, 1996. The debt reflected thereon was all incurred for business purposes.

      2.9 ABSENCE OF CHANGES. Since December 31, 1996, except for changes in the ordinary course of business which have not in the aggregate been materially adverse, to the best of Companys' knowledge, Company has conducted its business only in the ordinary course and has not experienced or suffered any material adverse change in the condition (financial or otherwise), results of operations, properties, business or prospects or waived or surrendered any claim or right of material value.

      2.10 ABSENCE OF UNDISCLOSED LIABILITIES. Neither Company nor any of its properties or assets are subject to any material liabilities or obligations of any nature, whether absolute, accrued, contingent or otherwise and whether due or to become due, that are not reflected in the financial statements presented to USC or have otherwise been disclosed to USC.

      2.11 THRESHOLD VALUES. Company will transfer to USC's subsidiary at least 90 percent of the fair market value of the net assets and at least 70 percent of the fair market value of the gross assets held by Company immediately prior to the transaction, except as provided in Section 4.2 hereof. For purposes of this representation, amounts paid by Company to dissenters, amounts paid by Company to shareholders who receive cash or other property, Company assets used to pay its reorganization expenses, and all redemptions and distributions (except for regular, normal dividends) made by Company immediately preceding the transfer, will be included as assets of Company held immediately prior to the transaction.

      2.12 ASSETS OVER LIABILITIES. The fair market value of the assets of Company transferred to the Subsidiary will equal or exceed the sum of the liabilities assumed by the subsidiary, plus the amount of liabilities, if any, to which the transferred assets are subject.

      2.13 TAX RETURNS. Within the times and in the manner prescribed by law, Company has filed all federal, state and local tax returns required by law, or has filed extensions which have not yet expired, and has paid all taxes, assessments and penalties due and payable.

      2.14 INVESTIGATION OF FINANCIAL CONDITION. Without in any manner reducing or otherwise mitigating the representations contained herein, USC and/or its attorneys shall have the opportunity to meet with accountants and attorneys to discuss the financial condition of Company, which shall make available to USC and/or its attorneys all books and records of Company.

      2.15 INTELLECTUAL PROPERTY. Schedule 2 sets forth a complete and accurate schedule containing all of Companys' (i) registered trademarks and service marks, and trademark and service mark applications, including county of filing, filing number, date of issue and expiration date used in the business of Company; (ii) all registered copyrights; and (iii) patents and patent rights. Except as set forth in the schedule, to Companys' knowledge, no third party has asserted, or threatened to

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assert against Company or any of its officers or directors any conflicting rights to any such intellectual property and Company has no knowledge of facts that Company believes could reasonably be expected to give rise to such a claim.

      2.16 ENVIRONMENTAL COMPLIANCE. To the best of Company's knowledge and belief, Company is not in violation of any judgment, or law, or a potentially responsible party in any matter pertaining to environmental matters including, without limitation, those arising under the Resource Conversation and Recovery Act ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Federal Water Pollution Control Act, the Federal Clean Air Act and the Toxic Substances Control Act, and similar state statutes, or any federal, state or local health, safety or environmental law.

      2.17 EMPLOYEE PLANS. The Company has been and is in compliance with any and all requirements of ERISA with respect to all its retirement and welfare plans which are subject to such requirements. There are no liabilities with respect to terminated plans and there have been no withdrawals of funds from any such plan except payments to participants and beneficiaries which were required by such plans.

      2.18 COMPLIANCE WITH LAWS. Company has complied with, and is not in violation of, applicable federal, state or local statutes, laws, regulations or ordinances affecting its properties or the operation of its business, except for matters which would not have a material affect on Company or its properties.

      2.19 LITIGATION. Company is not a party to any litigation, arbitration or other dispute or proceeding, nor is any governmental investigation pending or, to its best knowledge, threatened against Company which would affect Company or its business, assets or financial condition, except for matters which would not have a material affect on Company or its properties. Company is not in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court, department, agency or instrumentality applicable to it. Company is not engaged in any lawsuit to recover any material amount of monies due to it.

      2.20 AUTHORITY. Company has full corporate power and authority to enter into this Agreement. The board of directors of Company has taken all action required to authorize the execution and delivery of this Agreement by or on its behalf and the performance of its obligations under this Agreement. No other corporate proceedings are necessary to authorize Company to execute and deliver this Agreement. This Agreement is, and when executed and delivered by Company, will be a valid and binding agreement of Company, enforceable against it in accordance with its terms, except as such enforceability may be limited by general principles of equity, bankruptcy, insolvency, moratorium and similar laws relating to creditors' rights generally.

      2.21 ABILITY TO CARRY OUT OBLIGATIONS. Neither the execution and delivery of this Agreement, the performance by Company of its obligations under this Agreement, nor the consummation of the transactions contemplated under this Agreement will to the best of Company knowledge: (a) materially violate any provision of Company' articles of incorporation or bylaws; (b) violate, or be in conflict with, or constitute a material default under, or cause or permit the

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termination or the acceleration of the maturity of, any debt, contract, agreement or obligation of Company, or require the payment of any prepayment or other penalties; (c) require notice to, or the consent of, any party to any agreement or commitment, lease or license; (d) result in the creation or imposition of any security interest, lien, or other encumbrance upon any material property or assets of Company; or (e) violate any statute or law or any judgment, decree, order, regulation or rule of any court or governmental authority.

      2.22 FULL DISCLOSURE. Company' representations and warranties made herein, and in any schedule, exhibit or certificate furnished or to be furnished in connection with this Agreement, are true and materially complete at execution of this Agreement and will be true and materially complete at Closing.

      2.23 GOOD TITLE. Company has good and marketable title to the Business free of material liens or encumbrances other than as disclosed on Schedule 2.

      2.24 MATERIAL CONTRACTS AND OBLIGATIONS. Attached hereto on Schedule 2 is a list of all agreements, contracts, indebtedness, liabilities and other obligations to which Company is a party or by which it is bound that are material to the conduct and operations of its business and properties, which provide for payments to or by the Company in excess of $50,000; or which involve transactions or proposed transactions between the Company and its officers and directors. Copies of such agreements and contracts and documentation evidencing such liabilities and other obligations have been made available for inspection by USC and its counsel. All of such agreements and contracts are valid, binding and in full force and effect in all material respects, assuming due execution by the other parties to such agreements and contracts.

      2.25 CONSENTS AND APPROVALS. No consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority is required to be made or obtained by Company in connection with: (a) execution and delivery; (b) performance of obligations; or (c) the consummation of the transactions contemplated by and under this Agreement.

                                    ARTICLE 3

                      REPRESENTATIONS AND WARRANTIES OF USC

      Including the disclosures made on Schedule 3 which is attached hereto and incorporated herein by reference, USC represents and warrants to Company that:

      3.1 ORGANIZATION. USC is a corporation duly organized, validly existing, and in good standing under the laws of Colorado, having all necessary corporate powers to own properties and to carry on business.

      3.2 CAPITALIZATION. The authorized capital stock of USC consists of 500,000,000 shares of no par value Common Stock of which 10,590,100 shares of Common Stock are currently issued and outstanding. USC has no plan or intention to reacquire any of the stock it issues in this transaction. The common stock of USC currently trades on the Nasdaq Bulletin Board under the symbol UNSC. Recent bid and asked prices for USC stock are detailed on Schedule 3. All of the

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issued and outstanding shares of Common Stock are duly authorized, validly issued, fully paid and nonassessable.

      3.3 SUBSIDIARIES. USC wholly owns the subsidiary listed on Schedule 3 and will continue to wholly own it after this transaction if the Business of Company is merged into this subsidiary. USC reserves the right to designate the subsidiary listed on Schedule 3 as the Subsidiary for this purpose or another formed specifically therefor. No stock of the Subsidiary will be issued in this transaction. Prior to the transaction, USC will control the Subsidiary within the meaning of IRC Section 368(c). Following the transaction, the Subsidiary will not issue additional shares of its stock that would result in USC losing control of the Subsidiary within the meaning of IRC Section 368(c). At the consummation of this transaction, the Subsidiary will be a corporation duly organized, validly existing and in good standing under the laws of a selected jurisdiction, having all necessary corporate powers to own properties and to carry on business. The Subsidiary will not be merged into USC for at least two years after consummation of this transaction. No plan exists under which USC would own less than 80% of Subsidiary.

      3.4 NO DISPOSITION. USC has no plan or intention to liquidate Subsidiary; to merge it with and into another corporation; to sell or otherwise dispose of the stock of Subsidiary; or to cause it to sell or otherwise dispose of any of the assets of Company acquired in the transaction, except for dispositions made in the ordinary course of business or transfers described in IRC Section 368(a)(2)(C).

      3.5 FINANCIAL STATEMENTS. USC has delivered to Company its audited balance sheet and related statement of earnings and cash flows as of and for the period ended December 31, 1996 (the "Financial Statements"). The Financial Statements are complete and correct in all material respects and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated. The Financial Statements accurately set out and describe the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein.

      3.6 ABSENCE OF CHANGES. Since December 31, 1996, except for changes in the ordinary course of business which have not in the aggregate been materially adverse, to the best of USC's knowledge, USC has not experienced or suffered any material adverse change in its condition (financial or otherwise), results of operations, properties, business or prospects or waived or surrendered any claim or right of material value.

      3.7 ABSENCE OF UNDISCLOSED LIABILITIES. To the best of USC's knowledge, neither it nor any of its properties or assets are subject to any liabilities or obligations of any nature, whether absolute, accrued, contingent or otherwise and whether due or to become due, that are not reflected in the financial statements presented to Company.

      3.8 INVESTIGATION OF FINANCIAL CONDITION. Without in any manner reducing or otherwise mitigating the representations contained herein, Company shall have the opportunity to meet with USC's accountants and attorneys to discuss the financial condition of USC. USC shall make available to Company all its books and records.


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      3.9 EQUIVALENCE OF VALUE. The fair market value of the stock and other consideration received by each Company shareholder will be approximately equal to the fair market value of the Company stock surrendered in the exchange.

      3.10 CONTINUITY. Following the transaction, Subsidiary will continue the historic business of Company.

      3.11 NO INTERCORPORATE INDEBTEDNESS. There is no intercorporate indebtedness existing between USC and Company or between Subsidiary and Company that was issued, acquired, or will be settled at a discount.

      3.12 NO INVESTMENT COMPANY. Neither USC nor Subsidiary is an investment company as defined in IRC Section 368(a)(2)(F)(iii) and (iv).

      3.13 COMPLIANCE WITH LAWS. To the best of USC's knowledge, it has complied with, and is not in violation of, applicable federal, state or local statutes, laws and regulations affecting its properties or the operation of its business.

      3.14 LITIGATION. USC is not a party to any litigation, arbitration, or other dispute proceeding, nor is any governmental investigation pending or, to the best knowledge of USC, threatened against USC which would affect USC or its business, assets, or financial condition. USC is not in default with respect to any order, of any federal, state, local, or foreign court, department agency, or instrumentality.

      3.15 AUTHORITY. USC has full corporate power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement. The Board of Directors of USC has taken all action required to authorize the execution and delivery of this Agreement by or on behalf of USC, the performance of the obligations of USC under this Agreement and the consummation by USC of the transactions contemplated under this Agreement. No other corporate proceedings on the part of USC are necessary to authorize USC to execute and deliver this Agreement. This Agreement is, and when executed and delivered by USC, will be a valid and binding agreement of USC, enforceable against USC in accordance with its terms, except as such enforceability may be limited by general principles of equity, bankruptcy, insolvency, moratorium and similar laws relating to creditors rights generally.

      3.16 ABILITY TO CARRY OUT OBLIGATIONS. Neither the execution and delivery of this Agreement, the performance by USC of its obligations under this Agreement, nor the consummation of the transactions contemplated under this Agreement will, to the best of USC's knowledge: (a) violate any provision of USC's articles of incorporation or bylaws; (b) violate, or be in conflict with or constitute a default under, or cause or permit the termination or the acceleration of the maturity of, any debt, contract, agreement or obligation of USC, or require the payment of any prepayment or other penalties; (c) require notice to, or the consent of, any party to any agreement or commitment, lease or license; (d) result in the creation or imposition of any security interest, lien or other encumbrance upon any property or assets of USC; or (e) violate any statute or law or any judgment, decree, order, regulation or rule of any court or governmental authority.


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      3.17 VALIDITY OF USC SHARES. The shares of USC Common Stock to be delivered pursuant to this Agreement, when issued in accordance with the provisions of this Agreement, will be duly authorized, validly issued, fully paid and nonassessable.

      3.18 FULL DISCLOSURE. USC's representations and warranties made herein, or in any exhibit, certificate or memorandum furnished or to be furnished by USC, or on its behalf, are true and materially complete.

      3.19 CONSENTS AND APPROVALS. No consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority is required to be made or obtained by USC in connection with: (a) execution and delivery of its obligations; (b) performance; or (c) consummation by USC of the transactions contemplated by and under this Agreement.

                                    ARTICLE 4

                                    COVENANTS

      4.1 INVESTIGATIVE RIGHTS. From the date of this Agreement until the Closing Date, each party shall provide to the other party, and such other party's counsel, accountants, auditors, and other authorized representatives, full access during normal business hours and upon reasonable advance written notice to all of each party's properties, books, contracts, commitments, and records for the purpose of examining the same. Each party shall furnish the other party with all information concerning each party's affairs as the other party may reasonably request. If the transaction contemplated hereby is not completed, all documents received by each party and/or its attorneys and accountants, auditors or other authorized representatives shall be returned to the other party who provided same upon request. The parties hereto, their directors, employees, agents and representatives shall not disclose any of the information described above unless such information is already disclosed to the public, without the prior written consent of the party to which the confidential information pertains. Each party shall take such steps as are necessary to prevent disclosure of such information to unauthorized third parties.

      4.2 CONDUCT OF BUSINESS. Prior to the Closing, Company and USC shall each conduct its business only in the normal course, and shall not sell, pledge, assign or distribute any assets, except in the regular course of business. The parties hereby understand and agree that the Company: has or will provide to the current shareholders of the Company cash distributions equal to the earnings and profits for the period, January 1, 1997 through the date of Closing as set forth in Section 1.2(a) above; and shall sell, convey, distribute or dividend to Messrs. Smetana and Bonin the automobiles currently owned by the Company and used by them.

                                    ARTICLE 5

                  CONDITIONS PRECEDENT TO COMPANY'S PERFORMANCE

      5.1 CONDITIONS. The obligations of Company hereunder shall be subject to the satisfaction, at or before the Closing, of all the conditions set forth in this Article 5. Company may waive any or all of these conditions in whole or in part without prior notice; provided


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however, that no such waiver of a condition shall constitute a waiver by Company of any other condition of or any of Company' other rights or remedies, at law or in equity, if USC shall be in default of any of its representations, warranties, or covenants under this Agreement.

      5.2 ACCURACY OF REPRESENTATIONS. Except as otherwise permitted by this Agreement, all representations and warranties by USC in this Agreement or in any written statement that shall be delivered to Company by USC under this Agreement shall be true and accurate on and as of the Closing Date as though made at that time.

      5.3 PERFORMANCE. USC shall have performed, satisfied, and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it, on or before the Closing Date.

      5.4 OFFICER'S CERTIFICATE. USC shall have delivered to Company a certificate, dated the Closing Date, and signed by the Chief Executive Officer of USC, certifying that each of the conditions specified in Sections 5.2 and 5.3 hereof have been fulfilled.




                                    ARTICLE 6

                    CONDITIONS PRECEDENT TO USC'S PERFORMANCE

      6.1 CONDITIONS. USC's obligations hereunder shall be subject to the satisfaction, at or before the Closing, of all the conditions set forth in this
Article 6. USC may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by USC of any other condition of or any of USC's rights or remedies, at law or in equity, if Company shall be in default of any of its representations, warranties, or covenants under this Agreement.

      6.2 ACCURACY OF REPRESENTATIONS/RIGHT TO TERMINATE. Except as otherwise permitted by this Agreement, all representations and warranties by Company in this Agreement or in any written statement that shall be delivered by Company to USC under this Agreement shall be true and accurate on and as of the Closing Date as though made at that time. Further, the parties understand and agree that USC is entering into this Agreement with the expectation that the Business has a fair market value commensurate with the consideration to be paid by USC and that the investigation contemplated by paragraph 2.14 will confirm such expectation. However, the parties agree that in USC's sole discretion, USC may terminate this Agreement at any time prior to the Closing Date if USC determines for any reason it is not in its best interest to consummate the transaction contemplated hereby. Further provided, however, that the parties agree that in the event of USC's termination of this Agreement, $25,000 and 140,000 shares of USC common stock, as set forth in Section 1.9 shall be retained by the Company and/or the participating shareholders as their interest may appear.


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      6.3 PERFORMANCE. Company shall have performed, satisfied, and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by them, on or before the Closing Date.

      6.4 ABSENCE OF LITIGATION. No action, suit or proceeding before any court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement or to its consummation, shall have been instituted or threatened against Company on or before the Closing Date.

      6.5 ACCEPTANCE BY COMPANY SHAREHOLDERS. The holders of an aggregate of not less than 90% of the issued and outstanding shares of common stock of Company shall have agreed to accept the offer made in this Agreement.

      6.6 OFFICERS' CERTIFICATE. Company shall have delivered to USC a certificate, dated the Closing Date and signed by the President of Company certifying that each of the conditions specified in Sections 6.2 through 6.5 have been fulfilled.



                                    ARTICLE 7

                                     CLOSING

      7.1 CLOSING. The Closing of this transaction shall be held at the offices of Cors & Bassett, 441 Vine Street, Suite 1200, Cincinnati, Ohio 45202, or such other place as shall be mutually agreed upon, on or before November 30, 1997 (the "Closing Date") or on such other date as shall be mutually agreed upon by the parties. At the Closing:

          (a) Company shall deliver Letters of Acceptance by its shareholders accepting the Offer ("Accepting Shareholders") to USC.

          (b) Each Accepting Shareholder shall receive a certificate or certificates representing the number of shares of USC Common Stock as well as the pro rata amount of cash and notes to which he/she is entitled.

          (c) Company shall deliver the officer's certificate, described in
Section 6.6 hereof, dated the Closing Date.

          (d) Company shall deliver a signed Consent and/or Minutes of its Directors approving this Agreement and each matter to be approved by its Directors under this Agreement.

          (e) USC shall deliver an officer's certificate, as described in
Section 5.4 hereof, dated the Closing Date.


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          (f) USC shall deliver a signed Consent or Minutes of the Directors of
USC approving this Agreement and each matter to be approved by the Directors of USC under this Agreement.

          (g) USC shall deliver a check or wire payable to Cors & Bassett Trust Account in an amount sufficient to pay the cash consideration described in
Section 7.1(b) above.

                                    ARTICLE 8

                                  MISCELLANEOUS

      8.1 CAPTIONS AND HEADINGS. The Article and paragraph headings throughout this Agreement are for convenience and reference only, and shall in no way define, limit, or add to the meaning of any provision of this Agreement.

      8.2 NO ORAL CHANGE. This Agreement and any provision hereof, may not be waived, changed, modified, or discharged orally, but it can be changed by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought.

      8.3 NON-WAIVER. Except as otherwise expressly provided herein, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants, or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants, or conditions, (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition, or provision hereof shall not be deemed a waiver of such breach or failure, and (iii) no waiver by any party of one breach by another party shall be construed as a waiver with respect to any other or subsequent breach.

      8.4 ENTIRE AGREEMENT. This Agreement contains the entire Agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings.

      8.5 CHOICE OF LAW. This Agreement and its application shall be governed by the laws of the State of Ohio, except to the extent that Ohio's conflict of laws provisions would apply the laws of another jurisdiction.

      8.6 NOTICES. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:

The Company:                            with a copy to:

Master Molders, Inc.                    Robert R. Horger, Esq.
P. O. Box 2409                          Horger, Barnwell & Reid, L.P.A.
Rt. 301 South                           1459 Amelia Street
Orangeburg, South Carolina  29115       Orangeburg, South Carolina  29116-0329

USC:                                    with a copy to:

United Shields Corporation              James J. Carroll, Esq.
602 Main Street, Suite 1102             Cors & Bassett
Cincinnati, Ohio 45202                  441 Vine Street, Suite 1200
                                        Cincinnati, Ohio  45202

      8.7 BINDING EFFECT. This Agreement shall inure to and be binding upon the heirs, executors, personal representatives, successors and assigns of each of the parties to this Agreement.

      8.8 MUTUAL COOPERATION. The parties hereto shall cooperate with each other to achieve the purpose of this Agreement, and shall execute such other and further documents, including statutory merger documents required by governing jurisdictions, and take such other and further actions as may be necessary or convenient to effect the transaction described herein.

      8.9 ANNOUNCEMENTS. Company and USC will consult and cooperate with each other as to the timing and content of any announcements of the transactions contemplated hereby.

      8.10 EXPENSES. Company and USC will each pay its own legal, accounting and any other out-of-pocket expenses reasonably incurred in connection with this transaction, whether or not the transaction contemplated hereby is consummated.

      8.11 EXHIBITS. As of the execution hereof, the parties hereto have provided each other with the Exhibits provided for hereinabove, including any items referenced therein or required to be attached thereto. Any material changes to the Exhibits shall be immediately disclosed to the other party.


      AGREED TO AND ACCEPTED as of the date first above written.

MASTER MOLDERS, INC.                     UNITED SHIELDS CORPORATION


By:  /s/ Willard Smetana                 By:  /s/  T.J. Tully
     --------------------------             -----------------------------------
     Willard Smetana, President             T.J. Tully, Chief Executive Officer

                                   SCHEDULE 2

                              MASTER MOLDERS, INC.
                                   ("COMPANY")



Will Smetana               President
Ed Bonin                   Vice President


Bank Loan
Note # 1012743
Balance Due $94,138.85

                                   SCHEDULE 3

                           UNITED SHIELDS CORPORATION
                                     ("USC")


            3.2   Capitalization. [Recent prices to be supplied.]

            3.3 Subsidiaries. USC, Inc., a Nevada corporation is wholly owned by USC.

                           UNITED SHIELDS CORPORATION

                              MASTER MOLDERS, INC.

                              LETTER OF ACCEPTANCE

                                         Shares of United Shields Corporation
                                         Common Stock offered for your shares of
Name(s) of Shareholder(s)                Master Molders, Inc. Common Stock
--------------------------------------------------------------------------------

THIS FORM MUST BE COMPLETED AND DELIVERED ON OR BEFORE 5:00 P.M. E.D.T. TIME, ________________, 1997, TO UNITED SHIELDS CORPORATION ("USC"), C/O JAMES J. CARROLL, ESQ., CORS & BASSETT, 441 VINE STREET, SUITE 1200, CINCINNATI, OHIO 45202. THIS FORM MAY BE FAXED TO JAMES J. CARROLL AT (513)

852-8222 AND THEN MAILED.

                        APPROVAL OR NONAPPROVAL OF OFFER

         The undersigned /X/ accepts / / rejects the Offer of USC for the Business of Company, as specified above subject to the terms and conditions set forth in the Agreement to be executed between United Shields Corporation and Company.

         The undersigned understands that this approval of the Offer constitutes his or her acceptance of the terms and conditions of the Offer, and surrender all of his or her shares of Company common stock signifies his or her acknowledgment and agreement that the shares of common stock of USC, and cash paid will be full payment for all of his or her shares.

Date:    8-7-97                              /s/  Willard Smetana
                                             ------------------------------

                                             /s/  Edward L. Bonin
                                             ------------------------------
                                             Signature(s) of Shareholder(s)

(NOTE: IF YOU ACCEPT THE OFFER, YOU MUST ALSO SIGN ON PAGE ______ OF THIS LETTER OF ACCEPTANCE.)

                         REPRESENTATIONS AND WARRANTIES

         1. The undersigned understands and acknowledges that the shares of Common Stock ("Shares") of United Shields Corporation (the "Company"), are being offered in reliance upon the exemptions provided in Section 4(2) and/or 3(b) of the Securities Act of 1933 as amended (the "Act") and the Rules and Regulations adopted thereunder relating to nonpublic offerings; and the undersigned makes the following representations and warranties with the intent that the same may be relied upon in determining the suitability of the undersigned as a purchaser of securities:

                  (a) The Shares will be acquired solely for the account of the undersigned, for investment purposes only, and not with a view to, or for sale in connection with, any distribution thereof and with no present intention of distributing or reselling any part of the Shares.

                  (b) The undersigned agrees not to dispose of his or her Shares or any portion thereof unless and until counsel for the Company shall have determined that the intended disposition is permissible and does not violate the Securities Act or any applicable state securities laws, or the rules and regulations thereunder.

                  (c) The undersigned acknowledges that the Company has made all documentation pertaining to all aspects of the Offer available to him or her and has offered such person or persons an opportunity to discuss the Offer with the officers of the Company. The undersigned further acknowledges and represents to the Company that he or she is a knowledgeable, sophisticated investor who can fend for himself or herself and has adequate means to make the investment contemplated herein; and that, in connection with this investment, he or she has obtained the necessary investment advice from appropriate outside sources, and had available to the undersigned all information with respect to the Company which was deemed necessary by himself or herself and his or her respective advisors.

         2. The undersigned represents that the shares of Company being surrendered are owned free and clear of any liens or encumbrances and have not been pledged or optioned to any person.

         3. The undersigned understands that he or she must bear the economic risk of an investment in the Shares to be acquired pursuant to the Offer for an indefinite period of time because the Shares have not been registered under the Securities Act or any state securities laws and, therefore, cannot be sold unless they are subsequently registered under the Securities Act and any applicable state securities laws or unless exemptions from such registrations are available. The current holding period requirement of Rule 144 is one year from the date this transaction is closed.

         4. The undersigned agrees that the certificate evidencing the Shares he or she acquires pursuant to the Offer will have a legend placed thereon stating that the Shares have not been registered under the Securities Act or any state securities laws and setting forth or referring to the restrictions on transferability and sale of the Shares.

         5. (a) The undersigned is, or is not, an "accredited investor," as that term is defined in Regulation D under the Securities Act of 1933, as amended (the Act ), as checked below:

                            /X/ YES                   / / NO

                  (b) If Yes, I come within the following category of that definition (check as applicable):

         1. /X/ I am a natural person whose present net worth (or whose joint net worth with my spouse) exceeds $1,000,000.

         2. / / I am a natural person who had individual income in excess of $200,000 in each of the last two years or joint income with my spouse in excess of $300,000 during such two years, and I reasonably expect to have the same income level in the current year.

         3. / / I am an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust or partnership not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

         4. / / I am an entity, all of whose equity owners are accredited investors under paragraph 1, 2 and 3, above.

                  (c) If I have answered yes to (5)(a) above, I understand that Regulation D requires that you have information which causes you to have a reasonable belief that the foregoing statement is correct. Thus, if you care to do so, you may contact my bank, my accountant or other persons whom I designate below to corroborate the above. The name and telephone number of:

                           (i) My banker is Bruce Rheney___________ 803-534-2175________________________;

                           (ii) My accountant is Lee Maginnis______ 803-854-3130________________________; and

                           (iii)    Other person is_____________________
                                     ___________________________________.

         6. The undersigned hereby covenants and agrees to protect, indemnify and hold the Company, and each of its officers, directors and shareholders, harmless from and against any and all claims, demands, causes of action, judgments, orders, decrees, damages, liabilities, court or other costs, attorney fees, reasonable costs of investigation and other costs and expenses whatsoever (i) arising out of or attributable to any breach or violation of, or the falsity, inaccuracy or failure of, any representation, warranty or covenant made by the undersigned in this letter, and (ii) arising from or related to the acquisition, ownership or disposition by the undersigned of any or all the Shares.

         7.       The undersigned's jurisdiction of residence is South Carolina.

  ###-##-####                                /s/  Willard Smetana
------------------------------------         -------------------------------
(Social Security or Tax I.D. Number)         Signature(s) of Shareholder(s)

 ###-##-####                                 /s/  Edward L. Bonin
------------------------------------         -------------------------------
(Social Security or Tax I.D. Number)         Signature(s) of Shareholder(s)

  PO Box 2409
------------------------------------
(Mailing Address)

  Orangeburg SC  29116                  Date:
------------------------------------         -------------------------------